INVENTORY SECURITY AGREEMENT

AND POWER OF ATTORNEY

TO: 21st MORTGAGE CORPORATION (“Secured Party”), which has its principal place of business at 620 Market Street, Suite 100, Knoxville, Tennessee 37902, as of the date set forth in the final paragraph of this Agreement.

The undersigned entity or person (“Debtor”) intends to engage or is engaged in the business of buying, selling and generally dealing in goods of various types of retail and, from time to time, may desire Secured Party to finance the acquisition of such goods from manufacturers or other suppliers acceptable to Secured Party.

Therefore, the parties agree as follows:

1. DEFINITION OF COLLATERAL. The term “Collateral,” as used herein, shall have the same meaning as the following terms, as those definitions under applicable law may be amended from time to time:

1.1 Inventory. All Inventory or goods financed by Secured Party of whatever description held for sale, rent or lease by Debtor, now or hereafter owned, or now or hereafter in the possession, custody or control of Debtor, wherever located, together with all attachments, accessories, additions and substitutions, including all returns and repossessions (hereinafter called “Inventory”).

1.2 Other Items. All of Debtor’s rights related to or arising out of the transfer or sale of any of the Inventory listed in 1.1, and specifically to any (a) accounts including but not limited to, rebates, discounts, credits, factory holdbacks and incentive payments which may become due to Debtor by the manufacturer or distributor with respect to any of the Inventory, (b) chattel paper, (c) instruments, and (d) money, whether now owned or hereafter acquired.

1.3 Proceeds. All proceeds from the above-described Collateral, including, but not limited to, insurance proceeds payable by reason of loss or damage to any of the Collateral.

2. APPLICATION FOR CREDIT.

2.1 Request. Secured Party will provide financing during the first 12 months of this Agreement as provided in the Terms Schedule, thereafter, Debtor may request financing from Secured Party for the purchase of goods from any supplier and, if Secured Party elects; in its sole discretion, to make such financing available, it shall be made under the terms of the attached Terms Schedule and this Inventory Security Agreement. Debtor agrees that Secured Party may, at any time and without notice, elect not to finance Inventory if Debtor if Debtor is in default under this or any other agreement with Secured Party. Further, Debtor agrees that Secured Party may, at any time and without notice, elect not to finance Inventory if the supplier of said inventory is in default of any of its obligations to Secured Party or Secured Party is otherwise reasonably insecure.

2.2 Execution of Documents. As part of an application for such financing, Debtor shall execute and deliver to Secured Party any and all additional writings that Secured Party deems necessary or desirable to accomplish the purposes of this Agreement, including, but not limited to Financing Statements and any amendments thereto.

2.3 General Terms. Debtor and Secured Party agree that the financial terms of any advance by Secured Party hereunder, such as finance charge rates, other fees, maturities and curtailments, are not fully set forth because such terms depend, in part, upon supplier incentives or discounts, general economic conditions, governmental and quasi-governmental actions, Debtor’s volume and outstanding indebtedness with Secured Party and other market factors. This Agreement provides the general terms only of Secured Party’s financing program with Debtor, specific terms are set forth in the Terms Schedule which are locked in for a period of 12 months. Debtor shall be deemed to have accepted the specific terms of each financing transaction hereunder unless Debtor notifies Secured Party in writing of any objection within fifteen (15) days of receipt of Secured Party’s confirmation. If Debtor timely objects to the terms of any extension of credit (other than the initial credit transaction which cannot be protested), and mutually agreeable terms cannot be negotiated, Debtor agrees to pay Secured Party for such Financing on the same terms and conditions as the immediately preceding extension of credit for like Inventory from the same supplier, to which Debtor has not objected. In this event, Debtor acknowledges that Secured Party may then elect to suspend or terminate this Agreement. Termination for this reason alone will not be deemed a default of this Agreement, and prior extensions of credit shall not be accelerated, unless Debtor is, otherwise in default under this Agreement, Without limiting the generality of the remainder of this Section 2.3, the parties acknowledge that the interest

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rate applicable to all notes funded under this Agreement has been determined based upon a number of factors, including, without limitation, market conditions, usage of the available credit facility and credit quality of Debtor. After the initial 12 month period, Debtor expressly agrees that if Secured Party determines that any of these factors has changed, Secured Party may, in the exercise of its discretion, adjust the interest rate, either upwards or downwards, for all future notes upon the delivery of written notice to Debtor. This interest rate adjustment shall be effective thirty (30) days subsequent to the date of such written notice.

2.4 Credit Verification. Debtor agrees Secured Party may verify credit information provided by Debtor with Debtor’s references, other third parties and through credit reporting agencies, and Debtor agrees that Secured party may provide such information to such parties for the purpose of verifying such information..

3. SELECTION OF INVENTORY; DISCLAIMER OF WARRANTY. Debtor, in its sole discretion, has selected both the Inventory and the supplier from whom Debtor acquired said Inventory and Debtor assumes all responsibility and risk for the existence, character, quality, condition and value of the Inventory. This is an agreement regarding the extension of credit and not the provision of goods and services. Debtor irrevocably waives any claims against Secured Party with respect to the Inventory whether for breach of warranty or otherwise and shall not assert against Secured Party any claim or defense Debtor may have against any supplier of Inventory to Debtor. Any such claims shall not alter, diminish or otherwise impair Debtor’s liabilities or obligations to Secured Party under this or any other Agreement.

4. GRANT OF SECURITY INTEREST. Debtor grants to Secured Party a security interest in all Collateral of Debtor that is financed by Secured Party, whether presently owned or after-acquired. The security interest granted under this Agreement or under any other present or future agreement between Debtor and Secured Party or any of Secured Party’s affiliates or subsidiaries, shall secure the payment and performance of all debts, liabilities and obligations of Debtor to Secured Party, its affiliates and subsidiaries, whether presently existing or hereafter arising or created. The security interest granted by Debtor will secure all present and future advances made under this Agreement. In granting the security interest, Debtor authorizes Secured Party to perfect its interest by filing a financing statement or by taking any other steps to perfect as authorized by law.

5. PAYMENT OF DEBTS DUE FROM SUPPLIERS. Debtor assigns to Secured Party and agrees to pay the amounts described in Paragraph 1.2 to Secured Party, as soon as the same are received, for application to Debtor’s obligations hereunder. Upon the occurrence of any default of this or any other agreement with Secured Party, Debtor authorizes Secured Party to collect any such amounts directly from the manufacturer, supplier or distributor, and, upon request of Secured Party, to so instruct the manufacturer or distributor to make payments directly to Secured Party.

6. DOCUMENTS OF TITLE. Debtor shall promptly deliver to Secured Party any Certificate of Title, Certificate of Origin, or Manufacturer’s Statement of Origin issued for each item of Inventory, or cause any manufacturer or supplier of Inventory or other third party which may hold such Certificate or Statement to deliver same to Secured Party. Secured Party shall have the right to hold such documents until such items of Inventory are sold and Secured Party has been paid the balance owing on such Inventory. Secured Party shall the right to have its lien or security interest noted thereon.

7. OBLIGATIONS OF DEBTOR. Debtor shall have the following obligations to Secured Party:

7.1 Use and Location. Debtor will only display and sell Inventory to buyers in the ordinary course of business. Debtor shall not use (except for incidental demonstration for sale), rent, lease, transfer or dispose of Inventory except as provided herein, nor permit, without the written consent of Secured Party, the Collateral to be subject to any lien encumbrance or security interest except that granted herein. All Inventory shall be located at the address(es) listed in Paragraph 19. Secured Party may examine the Inventory and Debtor’s books and records regarding the Inventory, wherever located, at any time during normal business hours.

7.2 Documents. Debtor will execute all documents Secured Party requests to evidence a credit extension, and to perfect Secured Party’s Inventory purchase money security interest, or otherwise assist Secured Party to obtain any necessary subordination agreements, waivers, releases, or amendments to this Agreement to ensure Secured Party has the first priority purchase money security interest in the Inventory.

7.3 Condition. Debtor shall keep all Inventory in good order, repair and operating condition, and shall immediately notify Secured Party of any loss, theft or damage to the Inventory.

7.4 Taxes. Debtor shall pay immediately all taxes, expenses, assessments and charges that may now or hereafter be levied or assessed against the Collateral. If Debtor fails to pay such taxes, fees or charges, Secured Party may, but shall not be obligated to do so on Debtor’s behalf and demand from Debtor repayment of all such amounts plus interest at the highest contract rate allowed by law.

7.5 Payment. Time is of the essence with respect to Debtor’s performance of obligations hereunder notwithstanding any course of dealings or custom on the part of Secured Party to grant extensions of time. Any extension of time shall be a nonbinding

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accommodation to Debtor and shall not prejudice Secured Party’s right to demand immediate performance. Debtor’s payments are due upon receipt of its monthly billing statement. Payment of the Late Fee will not waive the default caused by the failure to make such payment. Debtor shall pay Secured Party promptly when due the amount of any extension of credit according to the terms of any floorplan note or any other writing evidencing such extension of credit, including, but not limited to, all accrued and unpaid interest, any required curtailments, maturities and additional charges and fees as required in any Addendum, Terms Schedule or other written supplement to this Agreement, all without regard to any manufacturer or distributor rebates, credits, holdbacks or discounts. Notwithstanding the foregoing, Debtor agrees to pay Secured Party the amount of any extension of credit on each item of inventory financed hereunder immediately upon the sale thereof or removal from the location listed in Paragraph 19 except for the purposes of incidental demonstration. Debtor recognizes that it has a fiduciary obligation to treat any funds received by Debtor from any party intended as full or partial payment for any item of inventory financed hereunder as funds belonging to Secured Party which are held in trust by Debtor until such time as they are tender to Secured Party.

Secured Party may apply payments received from Debtor toward the payment of any obligations of Debtor in such order of application as Secured Party may determine. Secured Party may apply payments to finance charges first, then to principal, regardless of Debtor’s instructions and it may apply payments to oldest (earliest) Inventory floorplan notes. All principal payments will be applied first to such Inventory that is sold, stolen, lost, damaged, rented, leased or otherwise missing. Any payment by the Debtor shall be deemed credited 3 Business Days after received by the Secured Party at the place for payment provided for in the Agreement, or if paid to the Secured Party at any other place, 3 Business Days after deposited by the Secured Party. Should any check received by Secured Party from Debtor be returned to Secured Party due to insufficient funds, Secured Party may, in its sole discretion, chose to inactivate Debtor for a period of thirty (30) days and/or refuse to accept checks from Debtor or any agent/representative of Debtor from that point forward.

If Secured Party determines that the aggregate outstanding credit owed by Debtor exceeds the aggregate wholesale invoice price of the Inventory in Debtor’s possession, Debtor shall immediately upon demand pay Secured Party the difference between the two amounts. Acceptance by Secured Party of past due amounts shall not be construed as a waiver of default or an amendment to the terms of this Agreement. Any supplier or third party discount rebate, bonus, or credit paid to Secured Party will not reduce Debtor’s obligations to Secured Party until such payment becomes Secured Party’s cash.

7.6 Finance Charge Calculation. All payments are due upon Debtor’s receipt of Secured Party’s monthly or other billing statement. Debtor agrees to pay Secured Party finance charges on the outstanding principal indebtedness owing for each item of Inventory at the rate(s) provided in the Terms Schedule in effect at the time that particular unit of Inventory is financed by Secured Party for Debtor, unless Debtor objects thereto as provided in Section 2.3. Finance charges at the stated rate shall be computed based on a 360 day year and calculated by multiplying the Daily Charge (defined below) by the actual number of days in the applicable billing period, Such finance charges shall accrue from the floorplan note date for the Inventory until Secured Party receives the entire principal amount. The “Daily Charge” is the product of the Daily Rate (defined below) multiplied by the Average Daily Balance (defined below). The “Daily Rate” is the quotient of the annual rate provided in the Terms Schedule divided by 360. The “Average Daily Balance” is the quotient of (i) the sum of the outstanding principal debt owed Secured Party on each day of a billing period for each item of Collateral, divided by (ii) The actual number of days in such billing period.

Whenever used in this agreement, in any other document referring to this agreement, or in the Terms Schedule, the term “Prime Rate” shall mean the higher of: 1.) The prevailing domestic “Prime Rate” as published in the Wall Street Journal in its “Money Rates” column on a daily basis or 2.) The Minimum Prime Rate as defined in the Terms Schedule. In the event that the “Prime Rate” as published in the Wall Street Journal ceases to exist or the Wall Street Journal ceases publishing a “Prime Rate”, the Secured Party will substitute a comparable index, which is outside the control of the Secured Party. In the event of an error by the Wall Street Journal, the “Prime Rate” will be based upon the “Prime Rate” as corrected.

Notwithstanding the above, Debtor acknowledges that Secured Party intends to strictly comply with all applicable usury laws governing this Agreement. Should such law other than Tennessee apply and the usury rate be less than that billed, any excess finance charges paid shall be deemed payment on the unpaid principal on the applicable floorplan note. If an overpayment of principal results, it may be applied to principal on any other floorplan note, and if none, refunded to Debtor.

7.7 Additional Charges. If Secured Party does not receive by the 25th day of the month payment of all amounts listed on the monthly billing statement (including principal, interest, curtailment and administrative charges), Debtor will to the maximum extent permitted by applicable law, pay Secured Party a late fee in the amount equal to the greater of $5.00 or 5% of the amount of such delinquent payments (the “Late Fee”). To the extent permitted by applicable law, Debtor agrees to pay Secured Party $100 for each check returned unpaid for insufficient funds to cover administrative costs.

Debtor further agrees to pay the Secured Party, promptly as billed, the service charge with respect to each unit of Inventory as specified in the Terms Schedule attached to this agreement. These charges are intended as an administrative fee to defray the costs and expenses of managing the financing and/or monitoring and inspecting of the Inventory.

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7.8 Establishment of Direct Pay Relationship. It is the responsibility of the Debtor to (i) notify the Secured Party of the proposed sale of any Collateral prior to such Collateral physically leaving the Debtor’s applicable sales location, (ii) provide Lender with a copy of the Form 500 or Purchase Agreement from the proposed sale, and (iii) upon notice from Secured Party, to establish a contractual direct pay relationship between the Secured Party and the applicable lender, or the purchaser of the Collateral in the event that a lender is not involved in the transaction (i.e., purchase for cash). If the debtor cannot complete (i) and (ii) above then the Collateral becomes immediately due and payable without notice or demand. Failure to comply with these requirements may, in Secured Party’s sole discretion, be treated as an Event of Default under paragraph 11 of the Inventory Security Agreement and Power of Attorney. Furthermore, this default will subject the Debtor to all Remedies as listed in paragraph 12 of the Inventory Security Agreement and Power of Attorney or those provided by applicable law. Failure on behalf of Secured Party to exercise any of its rights under this section to declare Debtor in default shall not waive any future rights of Secured Party to declare Debtor in default under this section.

8. INSURANCE. Debtor shall keep the Inventory insured with an insurance company acceptable to Secured Party for full value against all insurable risks, including flood, with Secured Party as the loss payee, and will notify Secured Party in writing ten (10) days before changing or canceling such insurance. Debtor shall provide Secured Party with written evidence of such coverage and loss payee and lender’s clauses. If Debtor should fail to obtain such insurance, Secured Party may obtain coverage, but shall not be obligated to do so on Debtor’s behalf. Secured Party can demand from Debtor repayment for all expenditures together with interest at the highest contract rate allowed by law.

9. DEBTOR’S RECORDS AND FINANCIAL INFORMATION. Debtor shall keep accurate and complete records of the Collateral that may be examined and copied by Secured Party upon request. Debtor agrees to provide, within 90 days of the end of Debtor’s fiscal year, Financial Statements and shall provide management prepared financial Statements within 45 days of the end of each fiscal quarter of Debtor. For the purposes of this Section 9, Financial Statements shall include, without limitation, reasonably detailed balance sheets and reasonably detailed income statements, all prepared in accordance with generally accepted accounting principles, consistently applied. Debtor grants Secured Party an irrevocable license and right to occupy Dealer’s business locations during normal business hours without notice to verify the Inventory, examine Debtor’s books and records relating to the Inventory and Collateral, and to verify Debtor’s compliance with this Agreement. Debtor shall give Secured Party at least 45 days prior written notice of any change in Debtor’s identity, name, location, form of business organization, ownership, and additional business locations.

10. POWER OF ATTORNEY. Debtor hereby grants a Power of Attorney to Secured Party (which may be exercised by any agents or employees of Secured Party) under which Secured Party may endorse checks, money orders, cashiers checks or other forms of payment and may execute, on behalf of Debtor, any trust receipts, floorplan notes, chattel paper, financing statements and amendments thereto, or other writing in connection with this Agreement as attorney-in-fact for Debtor. Debtor hereby directs Secured Party to sign all floorplan notes on Debtor’s behalf. Secured Party agrees to promptly furnish Debtor a copy of such notes. Debtor shall call any errors in such floorplan notes to Secured Party’s attention within fifteen (15) days of Debtor’s receipt of such note or receipt of Debtor’s monthly statement. Secured Party will sign a corrected note in replacement of any incorrect note. Under this Power of Attorney, Secured Party is authorized to execute any such writings manually or by affixing a mechanical facsimile or printed signature. Upon Debtor’s request, Secured Party will furnish Debtor with a copy of each writing executed under the Power of Attorney.

11. EVENTS OF DEFAULT. The occurrence of one or more of the following events shall constitute a default by Debtor under this Agreement:

11.1 Failure to Pay. Any failure by Debtor to pay any portion of its debts to Secured Party, when due and payable hereunder.

11.2 Breach. Any breach or failure of Debtor to observe or perform any of its other terms, obligations, representations, warranties, covenants or undertakings hereunder not cured within 10 days notice of such breach or failure.

11.3 Misrepresentation. Any misrepresentation by Debtor to Secured Party in connection with the business and financial condition or organizational structure of Debtor or any misrepresentation relating to the Collateral.

11.4 Death or Dissolution. Death or dissolution of Debtor or of any guarantor or surety for Debtor’s obligations hereunder.

11.5 Termination of Guaranty. The termination by any guarantor or surety of a guaranty or suretyship with respect to Debtor.

11.6 Insolvency Proceedings. Debtor or any guarantor or surety; (a) makes an assignment for the benefit of creditors; (b) files a petition in bankruptcy or for the appointment of a receiver; or (c) has filed against it a petition in bankruptcy or for the appointment of a receiver and such proceeding is not dismissed within 60 days of filing, so long as Debtor is not otherwise in default of this or any other agreement with Secured Party.

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11.7 Judgments/Attachment. Any other creditor, customer or tax authority obtains a judgment or lien against Debtor or any guarantor, or any attachment, sale or seizure issues or is executed against any assets of Debtor or any guarantor, and such is not paid, discharged, dismissed or bonded over within 30 days, so long as Debtor is not otherwise in default of this or any other agreement with Secured Party.

11.8 Collateral Impairment/Sale Out of Trust. Any material reduction in the value of the Collateral or any act of Debtor which imperils the prospect of full performance or satisfaction of Debtor’s obligations hereunder; any sale, lease, rental, or other transfer of any Inventory by Debtor without informing Secured Party and promptly paying off the applicable floorplan note and any other charges.

11.9 Fraudulent Acts. Debtor has concealed, removed, transferred or permitted to be concealed, removed or transferred, any part of its assets, so as to binder, delay or defraud any of its creditors or in such manner as would be fraudulent under any bankruptcy, insolvency, fraudulent conveyance or similar law.

11.10 Loss of Right to Sell. Debtor has voluntarily or involuntarily given up or lost any franchise, permission, license or right to sell or deal in any product line of Inventory that represents a significant portion of Debtor’s sales volume.

11.11 Insecurity. Secured Party shall, in good faith, deem itself insecure with respect to any material portion of the Collateral or repayment of any of the amounts described herein.

11.12 Other Agreement with Secured Party. If Secured Party has a Retail Financing Agreement(s) with Debtor, a default on one agreement may, at Secured Party’s option, constitute a default on the other agreement(s). Any monies due Debtor by Secured Party, under any agreement(s) may be applied to other defaults at the Secured Party’s discretion.

12. REMEDIES. In the event of a default, as defined in Paragraph 11:

12.1 Acceleration. Secured Party shall have, in addition to any and all rights under the Uniform Commercial Code, the option to terminate this Agreement immediately and to declare any and all indebtedness or liabilities of Debtor to Secured Party immediately due and payable without notice or demand.

12.2 Default Finance Charge. Secured Party may impose a default finance charge to all of Debtor’s outstanding principal indebtedness equal to that default rate, if any, specified in the Terms Schedule, or, if there is none specified, at the lesser of 16% per annum on each outstanding floorplan note, or the highest lawful contract rate of interest permitted under applicable law.

12.3 Assembly of Collateral. Debtor shall, if Secured Party so requests, assemble the Inventory and deliver it to Secured Party, in good order and repair at Debtor’s expense, at a place designated by Secured Party.

12.4 Repossession and Sale. Secured Party shall also have the right to take immediate and exclusive possession of all Collateral or any part thereof, wherever it may be found, and also may enter any of the premises of Debtor with or without process of law, without force, wherever the said Collateral may be or supposed to be and take possession of, and remove, sell, and dispose of, said Collateral, or any part thereof, at public auction or private sale. Secured Party reserves the right to bid and become the purchaser at any such sale. Debtor acknowledges that a manufacturer’s repurchase agreement may exist as to the Collateral, and Debtor hereby agrees that, without limiting other methods of disposition, disposition of the Collateral pursuant to such an agreement is a commercially reasonable foreclosure sale under the Uniform Commercial Code. Debtor hereby specifically waives any right to judicial proceedings prior to Secured Party’s exercise of this right of “self-help” repossession.

12.5 Commercial Sale. Dealer agrees that Secured Party may, at its option, either (i) conduct a private sale of any or all of the Collateral, (ii) liquidate the Collateral to any supplier of Inventory or (iii) liquidate the Collateral at a public sale. Without limiting the methodology of disposing of the Collateral and without excluding other methods of conducting a private sale, Debtor agrees that a private sale is a commercially reasonable sale under the Uniform Commercial Code if Secured Party requests bids from at least three

(3) dealers, distributors or suppliers of Inventory of that type and any sale occurs in whole or in parcels within 180 days after Secured Party obtained possession and authority (if needed) to sell the Inventory and the sale is made to the highest bidder making a written cash offer. Debtor agrees that any resale of Inventory to the supplier of inventory (commonly called a Manufacturer’s Repurchase) under any agreement between the supplier and Secured Party is a commercially reasonable private sale of inventory under the Uniform Commercial Code and no requests for bids shall be required.

12.6 Costs and Expenses. Debtor shall pay all costs incurred by Secured Party in the collection of any indebtedness or liabilities owed Secured Party by Debtor and the enforcement of any obligations of Debtor to Secured Party, including the costs of repossession, reasonable attorney’s fees and other legal expenses, and reasonable costs of maintenance, possession and sale of the Collateral.

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12.7 Notice. Any notification of collateral disposition shall be deemed reasonably and properly given if mailed at least ten (10) days before such disposition, postage prepaid, addressed to Debtor.

12.8 Application of Proceeds. Any proceeds of the Collateral may be applied by Secured Party to the payment of the reasonable expenses of retaking, holding, preparing for sale, selling and the like, including reasonable attorney’s fees and legal expenses, and any balance of such proceeds may be applied by Secured Party toward the satisfaction of Debtor’s indebtedness or liabilities in such order of application as Secured Party may in its sole discretion determine. Any surplus shall be paid to Debtor, and Debtor agrees to pay any deficiency immediately upon demand.

12.9 Prepayment Penalty. Debtor agrees to keep flooring with Secured Party for a minimum of 12 months from the date of this agreement. If Secured Party is bought-out within this time frame then Secured Party may, at its sole discretion, apply a prepayment penalty of up to 5% of the outstanding inventory balance.

12.10 Access to Premises. Debtor grants Secured Party an irrevocable license and right to occupy Dealer’s business locations twenty- four (24) hours a day, seven (7) days a week. Secured Party may at its sole discretion prohibit the removal of any Collateral from the premises without payment in full.

13. PRIOR ACTS NOT A WAIVER. Secured Party shall have the right at all times to enforce the terms and provisions of this Agreement in strict accordance with the terms thereof, notwithstanding the prior failure of Secured Party to take such action.

14. ASSIGNMENT. Secured Party may assign this Agreement but Debtor may not assign this Agreement without the prior written consent of Secured Party.

15. AMENDMENT. During the first 12 months of this Agreement, the Agreement and the Terms Schedule attached hereto may not be amended except through a written instrument signed by Debtor and Secured Party. Thereafter, Debtor agrees that Secured Party may amend this agreement by providing written notice to Debtor of the amendments to this Agreement. These amendments shall apply to any transactions financed by Secured Party 60 days after the date notice of the amendment is provided by Secured Party, without the execution of the amendment by Debtor, but such amendments shall not apply to transactions financed by Secured Party prior to the date of such amendment without Debtor executing and delivering such amendment. Debtor agrees that in addition to the remedies described in Section 12, upon the occurrence of an Event of Default, Secured Party shall have the right to adjust the interest rate for all transactions, including those entered into prior to the date of the adjustment. If Debtor previously signed any Inventory Security Agreement regarding the Collateral with Secured Party, this Agreement will amend and supplement such prior agreement. If this Agreement conflicts with the terms of any prior agreement, the terms of this Agreement shall govern.

16. CHOICE OF LAW. This Agreement is deemed to have been entered into and to be performed at Secured Party’s office in Knoxville, Tennessee. The validity, enforceability and interpretation of this Agreement and any promissory notes taken, charges made and sums paid in connection herewith shall be governed by the laws of the State of Tennessee. If any provision of this Agreement or its application is deemed invalid or unenforceable, the remainder of this Agreement will not be affected and will remain binding and enforceable.

17. TERMINATION. This Agreement shall continue in full force and effect for a term of one (1) year from the date hereof (“Initial Term”). At the end of the Initial Term, the Agreement shall continue until such time that Secured Party or Debtor terminates the Agreement by sending thirty (30) days written notice of termination by certified mail to the other, however termination of this Agreement does not end Debtor’s obligations to Secured Party for those obligations which accrued prior to the effective date of the termination; provided, however, no notice of termination to Debtor will be required if Debtor is in default of this Agreement.

18. WAIVER OF RIGHT TO JURY TRIAL. Any legal proceeding with respect to any Dispute will be tried in a court of competent jurisdiction by a judge without a jury. Debtor and Secured Party waive any right to a jury trial in any such proceeding, to the extent permitted by applicable law.

THIS CONTRACT CONTAINS JURY WAIVER PROVISIONS.

19. LOCATION. Debtor Business Addresses:

Attention:	Karen J. Dearing
27777 Franklin Rd., Suite 200
Southfield, MI 48034

To include any and all locations.

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Secured Party Business Address:

21ST MORTGAGE CORPORATION

Attention: President

620 Market Street, Suite 100

Knoxville, Tennessee 37902

20. NOTIFICATION. The Parties will be deemed to have received notification if delivered by certified mail to the address indicated in Section 19.

IN WITNESS WHEREOF, the parties hereto have caused their names to be signed by their proper officers/agents as of the           day of March, 2009.

Sun Home Services, Inc.
(Debtor)

ATTEST:		BY:

(or Witness)	(Secretary or Witness)
		PRINT NAME:	Karen J. Dearing

(Corporate Seal, if applicable)		TITLE:	CFO, Secretary, Treasurer

BY:

PRINT NAME:

TITLE:

ACCEPTED:	21ST MORTGAGE
CORPORATION
(Secured Party)

BY:

PRINT NAME:

TITLE:

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